SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

a.          Use of estimates:

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. The Company's management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

b.         Financial statements in U.S. dollars:

The majority of the revenues of the Company and its subsidiaries are generated in U.S. dollars ("dollar") or linked to the dollar. In addition, a major portion of the Company's and certain of its subsidiaries' costs are incurred or determined in dollars. The Company's management believes that the dollar is the currency of the primary economic environment in which the Company and its subsidiaries operate. Thus, the functional and reporting currency of the Company and its subsidiaries is the dollar.

Accordingly, monetary accounts maintained in currencies other than the dollar are remeasured into U.S. dollars in accordance with Accounting Standards Codification No. 830, "Foreign Currency Matters" ("ASC No. 830"). All transactions gains and losses from the remeasurement of monetary balance sheet items are reflected in the statements of operations as financial income or expenses as appropriate.

c.         Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany balances and transactions have been eliminated upon consolidation.

d.          Cash and cash equivalents:

The Company considers all unrestricted highly liquid investments which are readily convertible into cash, with maturity of three months or less at the date of acquisition, to be cash equivalents.

e.          Restricted deposits:

The restricted deposits are held in favor of financial institutions in respect of fulfillments of forward contract and operating obligations.

f.	Short-term bank deposits:

Short-term bank deposits are deposits with maturities of more than three months but less than one year at the balance sheet date. The deposits are in dollars and bear interest at annual weighted average rate of 2.82% and 1.63% at December 31, 2018 and 2017, respectively. In connection with the Company's hedging transactions, the Company is required to maintain compensating deposits balances in the bank. Out of the short-term bank deposits, a total of $2,500 and $2,581 are due to the hedging transactions as of December 31, 2018 and 2017, respectively.

g.         Marketable securities:

The Company accounts for investments in marketable securities in accordance with ASC 320, "Investments - Debt and Equity Securities". Management determines the appropriate classification of its investments in debt securities at the time of purchase and re-evaluates such determinations at each balance sheet date.

Marketable securities classified as "available-for-sale" are carried at fair value, based on quoted market prices. Unrealized gains and losses are reported in a separate component of shareholders' equity in accumulated other comprehensive income (loss). Gains and losses are recognized when realized, on a specific identification basis, in the Company's consolidated statements of comprehensive loss.

The Company's securities are reviewed for impairment in accordance with ASC 320-10-35. If such assets are considered to be impaired, the impairment charge is recognized in earnings when a decline in the fair value of its investments below the cost basis is judged to be Other-Than-Temporary Impairment (OTTI). Factors considered in making such a determination include the duration and severity of the impairment, the reason for the decline in value, the potential recovery period and the Company's intent to sell, including whether it is more likely than not that the Company will be required to sell the investment before recovery of cost basis. Based on the above factors, the Company concluded that unrealized losses on its available-for-sale securities, for the years ended 2018, 2017 and 2016, were not OTTI.

h.         Inventories:

Inventories are stated at the lower of cost or net realizable value. Inventory write-offs are provided to cover risks arising primarily from end of life products and from slow-moving items, technological obsolescence, and excess inventory. Inventory write-offs during the years ended December 31, 2018, 2017 and 2016 amounted to $ 2,231, $ 1,260 and $ 1,004, respectively, and were recorded in cost of revenues.

Inventory write-off provision as of December 31, 2018 and 2017 amounted to $ 2,818 and $ 2,756, respectively.

Cost is determined using the weighted average cost method.

i.          Property and equipment, net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Lab equipment	16 - 25
Computers and peripheral equipment	33
Office furniture	6
Leasehold improvements	Over the shorter of the term of the lease or the useful life of the asset

j.	Goodwill impairment:

Goodwill represents the excess of the purchase price over the fair value of net assets of purchased businesses. Under Accounting Standards Codification No. 350, "Intangibles-Goodwill and Other" ("ASC No. 350"), goodwill is not amortized, but rather subject to an annual impairment test, or more often if there are indicators of impairment present. In accordance with ASC No. 350 the Company performs an annual impairment test at December 31 each year.

ASC 350 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the two-step impairment test is performed. Alternatively, ASC 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test.

The first step, identifying a potential impairment, compares the fair value of the reporting unit with its carrying amount. If the carrying amount exceeds its fair value, the second step would need to be performed; otherwise, no further step is required. The second step, measuring the impairment loss, compares the implied fair value of the goodwill with the carrying amount of the goodwill. Any excess of the goodwill carrying amount over the applied fair value is recognized as an impairment loss, and the carrying value of goodwill is written down to fair value.

The Company operates in one operating segment, and this segment comprises its only reporting unit. The Company has performed an annual impairment analysis as of December 31, 2018 and determined that the carrying value of the reporting unit was less than the fair value of the reporting unit. Fair value is determined using market capitalization. During years 2018, 2017 and 2016, no impairment losses were recorded.

k.	Impairment of long-lived assets and intangible assets subject to amortization:

Property and equipment and intangible assets subject to amortization are reviewed for impairment in accordance with ASC No. 360, "Accounting for the Impairment or Disposal of Long-Lived Assets," whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Intangible assets acquired in a business combination are recorded at fair value at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and any accumulated impairment losses. The useful lives of intangible assets are assessed to be either finite or indefinite. Intangible assets that are not considered to have an indefinite useful life are amortized over their estimated useful lives. Some of the acquired intangible assets are amortized over their estimated useful lives in proportion to the economic benefits realized. This accounting policy results in accelerated amortization of such customer relationships as compared to the straight-line method. All other intangible assets are amortized over their estimated useful lives on a straight-line basis.

During the years ended December 31, 2018, 2017 and 2016, no impairment losses were recorded.

l.	Revenue recognition:

The Company generates revenues mainly from selling its products along with related maintenance and support services. At times, these arrangements may also include professional services, such as installation services or training. The Company generally sells its products through resellers, distributors, OEMs and system integrators, all of whom are considered end-users.

The Company adopted accounting standards codification 606, "Revenue from Contracts with Customers" ("ASC 606"), effective on January 1, 2018. The Company recognizes revenue under the core principle that transfer of control to the Company’s customers should be depicted in an amount reflecting the consideration the Company expects to receive . As such, the Company identifies a contract with a customer, identifies the performance obligations in the contract, determines the transaction price, allocates the transaction price to each performance obligation in the contract and recognizes revenues when (or as) the Company satisfies a performance obligation.

The Company enters into contracts that can include combinations of products and services, that are capable of being distinct and accounted for as separate performance obligations.  The products are distinct as the customer can derive the economic benefit of it without any professional services, updates or technical support. The Company allocates the transaction price to each performance obligation based on its relative standalone selling price out of the total consideration of the contract. For support, the Company determines the standalone selling prices based on the price at which the Company separately sells a renewal contract on a stand-alone basis. For professional services, the Company determines the standalone selling prices based on the price at which the Company separately sells those services on a stand-alone basis.

Maintenance and support related revenues are deferred and recognized on a straight-line basis over the term of the applicable maintenance and support agreement. Other services are recognized upon the completion of installation or when the service is provided.

Deferred revenue includes amounts received from customers for which revenue has not yet been recognized. Deferred revenues are classified as short and long-term based on their contractual term and recognized as revenues at the time the respective elements are provided.

Transaction price allocated to remaining performance obligations represents non-cancelable contracts that have not yet been recognized that include deferred revenue and amounts not yet received that will be recognized as revenue in future periods. The aggregate amount of the transaction price allocated to remaining performance obligations that the Company expects to recognize after the year ending December 31, 2019 is approximately $5,279.

The Company pays sales commissions to sales and marketing personnel based on their certain predetermined sales goals. Sales commissions earned by its employees are capitalized and amortized in over the revenue recognition period. Amortization expenses related to these costs are included in sales and marketing expenses in the consolidated statements of operations. For the year ended December 31, 2018, the amortization of deferred commission was $1,462.

The Company estimated variable consideration related to product returns based on its experience with historical product returns and other known factors. Such provisions amounted to $191 and $686 as of December 31, 2018 and 2017, respectively. Following the adoption of ASC 606, As of December 31, 2018, this provision was recorded as part of other payables and accrued expenses.

As of December 31, 2018, following the adoption of ASC 606, the Company recognizes for term-based license agreements at the point in time when control transfers and the associated maintenance revenues over the contract period. Adoption of the standard have resulted in a reduction of deferred revenues of $712 that was recorded in accumulated deficit due to upfront recognition of license revenues from term licenses.

The cumulative effect of the changes made to the consolidated balance sheet as of January 1, 2018 for the adoption of Topic 606-10 was as follows:

	December 31, 2017	Adjustments	January 1, 2018
	(in thousands)
Deferred revenue, short term	11,370	(311)	11,059
Deferred revenue, long term	3,878	(75)	3,803
Trade receivables	22,737	326	23,063
Accumulated deficit	122,247	(712)	121,535

In accordance with Topic 606-10, the disclosure of the impact of adoption on the consolidated balance sheet as of December 31, 2018 was as follows:

	Amounts under Topic 605	Impact of Adoption	As Reported
	(in thousands)
Consolidated Balance Sheet
Deferred revenue, short term	14,152	(297)	13,855
Deferred revenue, long term	4,264	(17)	4,247
Trade receivables	25,603	490	26,093
Accumulated deficit	132,754	(804)	131,950

In addition, following the adoption of ASC 606, the company’s consolidated statement of operations for the year ended December 31, 2018, included an increase of revenue in the amount of  $ 92 thousands, net, compared to the accounting treatment under ASC 605.

m.         Advertising expenses:

Advertising expenses are charged to the statement of comprehensive loss, as incurred. Advertising expenses for the years ended December 31, 2018, 2017 and 2016 amounted to $ 1,270, $ 1,236 and $ 1,081, respectively.

n.         Research and development costs:

Accounting Standards Codification No. 985-20, requires capitalization of certain software development costs subsequent to the establishment of technological feasibility.

Based on the Company's product development process, technological feasibility is established upon the completion of a working model. The Company does not incur material costs between the completion of a working model and the point at which the products are ready for general release. Therefore, research and development costs are charged to the consolidated statement of comprehensive loss as incurred.

o.         Severance pay:

The liability in Israel for substantially all of the Company`s employees in respect of severance pay liability is calculated in accordance with Section 14 of the Severance Pay Law -1963 (herein- "Section 14"). Section 14 states that Company's contributions for severance pay shall be in line of severance compensation and upon release of the policy to the employee, no additional obligations shall be conducted between the parties regarding the matter of severance pay and no additional payments shall be made by the Company to the employee.

Furthermore, the related obligation and amounts deposited on behalf of such obligation under Section 14, are not stated on the balance sheet, because pursuant to current ruling, they are legally released from obligation to employees once the deposits have been paid.

There are a limited number of employees in Israel, for whom the Company is liable for severance pay. The Company's liability for severance pay for its Israeli employees was calculated pursuant to Section 14, based on the most recent monthly salary of its Israeli employees multiplied by the number of years of employment as of the balance sheet date for such employees.

The Company's liability was partly provided by monthly deposits with severance pay funds and insurance policies and the remainder by an accrual.

Severance expense for the years ended December 31, 2018, 2017 and 2016, amounted to $ 1,950, $ 1,801 and $ 1,976, respectively.

p.         Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with Accounting Standards Codification No. 718, "Compensation - Stock Compensation" ("ASC No. 718") that requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated statement of comprehensive loss. The Company recognizes compensation expenses for the value of its awards based on the straight-line method over the requisite service period of each of the awards, net of estimated forfeitures.

The Company accounted for changes in award terms as a modification in accordance with ASC 718. A modification to the terms of an award should be treated as an exchange of the original award for a new award with total compensation cost equal to the grant-date fair value of the original award plus the incremental value measured at the same date. Under ASC 718, the calculation of the incremental value is based on the excess of the fair value of the new (modified) award based on current circumstances over the fair value of the original award measured immediately before its terms are modified based on current circumstances.

The Company estimated the forfeiture rate based on historical forfeitures of equity awards and adjusted the rate to reflect changes in facts and circumstances, if any. The Company adopted ASU 2016-09 in the first quarter of fiscal year 2017 and elected to retain its existing accounting policy and estimate expected forfeitures. The adoption of this ASU did not have a material impact on the Company's.

The following table sets forth the total stock-based compensation expense resulting from stock options and restricted share units ("RSUs") granted to employees included in the consolidated statements of comprehensive loss, for the years ended December 31, 2018, 2017 and 2016:

	Year ended December 31,
	2018	2017	2016

Cost of revenues	$316	$362	$367
Research and development	678	648	1,240
Sales and marketing	928	1,166	1,833
General and administrative	940	1,190	1,701

Total stock-based compensation expense	$2,862	$3,366	$5,141

The Company selected the binomial option pricing model as the most appropriate fair value method for its stock-based compensation awards with the following assumptions for the years ended December 31, 2018, 2017 and 2016:

	Year ended December 31,
	2018	2017	2016

Suboptimal exercise multiple	2.9-3.5	2.9-3.5	2.9-3.5
Risk free interest rate	2.09%-3.05%	0.80%-2.20%	0.47%-1.58%
Volatility	26%-47%	27%-49%	33%-51%
Dividend yield	0%	0%	0%

The expected annual post-vesting and pre-vesting forfeiture rates affects the number of exercisable options. Based on the Company's historical experience, the annual pre-vesting and post-vesting are in the range of 0%-33% and 0%-41%, respectively, in the years 2018, 2017 and 2016.

The computations of expected volatility and suboptimal exercise multiple is based on the average of the Company's realized historical stock price. The computation of the suboptimal exercise multiple and the forfeiture rates are based on the grantees expected exercise prior and post vesting termination behavior. The interest rate for period within the contractual life of the award is based on the U.S. Treasury Bills yield curve in effect at the time of grant.

The Company currently has no plans to distribute dividends and intends to retain future earnings to finance the development of its business.

The expected life of the stock options represents the weighted-average period the stock options are expected to remain outstanding and is a derived output of the binomial model. The expected life of the stock options is impacted by all of the underlying assumptions used in the Company's model.

q.         Treasury stock:

The Company repurchases its Ordinary shares from time to time on the open market and holds such shares as treasury stock. The Company presents the cost to repurchase treasury stock as a reduction of shareholders' equity.

r.          Concentration of credit risks:

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, marketable securities, short-term bank deposits, trade receivables and derivative instruments.

The majority of cash and cash equivalents and short-term deposits of the Company are invested in dollar deposits in major U.S. and Israeli banks. Such investments in the United States may be in excess of insured limits and are not insured in other jurisdictions. Generally, the cash and cash equivalents and short-term bank deposits may be redeemed upon demand, and therefore, bear minimal risk.

Marketable securities include investments in dollar linked corporate and municipal bonds. Marketable securities consist of highly liquid debt instruments with high credit standing. The Company’s investment policy, approved by the Board of Directors, limits the amount the Group may invest in any one type of investment or issuer, thereby reducing credit risk concentrations. Management believes that the portfolio is well diversified and, accordingly, minimal credit risk exists with respect to these marketable debt securities

The Company's trade receivables are primarily derived from sales to customers located mainly in EMEA, as well as in APAC, Latin America and the United States. Concentration of credit risk with respect to trade receivables is limited by credit limits, ongoing credit evaluation and account monitoring procedures. The Company performs ongoing credit evaluations of its customers and establishes an allowance for doubtful accounts on a specific basis. Allowance for doubtful accounts amounted to $ 1,415 and $ 1,292 as of December 31, 2018 and 2017, respectively.

The Company utilizes foreign currency forward contracts to protect against the risk of overall changes in exchange rates. The derivative instruments hedge a portion of the Company's non-dollar currency exposure. Counterparties to the Company’s derivative instruments are all major financial institutions and its exposure is limited to the amount of any asset resulting from the forward contracts.

The Company has no significant off balance sheet concentrations of credit risk.

s.          Grants from the Israel Innovation Authority:

Participation grants from the Israel Innovation Authority (Previously known as the Office of the Chief Scientist) for research and development activity are recognized at the time the Company is entitled to such grants on the basis of the costs incurred and included as a deduction of research and development costs. Research and development non royalty bearing grants recognized amounted to $ 374, $ 392 and $ 606 in 2018, 2017 and 2016, respectively.

t.          Income taxes:

The Company accounts for income taxes in accordance with Accounting Standards Codification No. 740, "Income Taxes" ("ASC No. 740"). ASC No. 740 prescribes the use of the liability method, whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The deferred tax assets and liabilities are classified to non-current assets and liabilities, respectively.

ASC No. 740 contains a two-step approach to recognizing and measuring a liability for uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement.

u.         Basic and diluted net income (loss) per share:

Basic net income (loss) per share is computed based on the weighted average number of Ordinary Shares outstanding during each year. Diluted net income (loss) per share is computed based on the weighted average number of Ordinary Shares outstanding during each year, plus dilutive potential Ordinary Shares considered outstanding during the year, in accordance with FASB ASC 260 "Earnings Per Share".

For the years ended December 31, 2018, 2017 and 2016, all outstanding options and RSUs have been excluded from the calculation of the diluted net loss per share since their effect was anti-dilutive. See Note 16.

v.         Comprehensive loss:

The Company accounts for comprehensive loss in accordance with Accounting Standards Codification No. 220, "Comprehensive Income" ("ASC No. 220"). This statement establishes standards for the reporting and display of comprehensive loss and its components in a full set of general purpose financial statements. Comprehensive loss represents all changes in shareholders' equity during the period except those resulting from investments by, or distributions to shareholders. The Company determined that its items of comprehensive loss relate to unrealized gains and losses on hedging derivative instruments and unrealized gains and losses on available-for-sale marketable securities.

The following table shows the components and the effects on net loss of amounts reclassified from accumulated other comprehensive loss as of December 31, 2018:

	Year ended December 31, 2018
	Unrealized losses on marketable securities	Unrealized gains (losses) on cash flow hedges	Total

Balance as of December 31, 2017	$(123)	$159	$36
Changes in other comprehensive income (loss) before reclassifications	(216)	(1,480)	(1,696)
Amounts reclassified from accumulated other comprehensive income (loss) to:
Cost of revenues	-	80	80
Operating expenses	-	823	823
Financial income, net	(10)	-	(10)

Net current-period other comprehensive income (loss)	(226)	(577)	(803)

Balance as of December 31, 2018	$(349)	$(418)	$(767)

w.         Fair value of financial instruments:

The Company measures its cash and cash equivalents, marketable securities, derivative instruments, short-term bank deposits, trade receivables, other receivables, trade payables and other payables at fair value. The carrying amounts of short-term bank deposits, trade receivables, other receivables, trade payables and other payables approximate their fair value due to the short-term maturities of such instruments.

Fair value is an exit price, representing the amount that would be received if the Company were to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability.

The Company uses a three-tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 -	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 -
Include other inputs that are directly or indirectly observable in the marketplace, other than quoted prices included in Level 1, such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets with insufficient volume or infrequent transactions, or other inputs that are observable (model-derived valuations in which significant inputs are observable), or can be derived principally from or corroborated by observable market data; and

Level 3 -	Unobservable inputs which are supported by little or no market activity.

The Company categorized each of its fair value measurements in one of those three levels of hierarchy. The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company's earn-out considerations are classified within Level 3. The valuation methodology used by the Company to calculate the fair value consideration is the discounted cash flow using Monte-Carlo simulation method by taking into account, forecast future revenues, expected volatility of 42.5% for Optenet and 20.7% for Netonomy, and weighted average cost of debt of 2%.

x.          Derivatives and hedging:

The Company accounts for derivatives and hedging based on Accounting Standards Codification No. 815, "Derivatives and Hedging" ("ASC No. 815").

The Company accounts for its derivative instruments as either assets or liabilities and carries them at fair value. Derivative instruments that are not designated and qualified as hedging instruments must be adjusted to fair value through earnings.

For derivative instruments that hedge the exposure to variability in expected future cash flows that are designated as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income (loss) in shareholders' equity and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. The ineffective portion of the gain or loss on the derivative instrument is recognized in current earnings. To apply hedge accounting treatment, cash flow hedges must be highly effective in offsetting changes to expected future cash flows on hedged transactions.

y.	Business combinations:

The Company accounts for business combinations in accordance with ASC No. 805. ASC No. 805 requires recognition of assets acquired, liabilities assumed, and any non-controlling interest at the acquisition date, measured at their fair values as of that date. Any excess of the fair value of net assets acquired over the purchase price is recorded as goodwill and any subsequent changes in estimated contingencies are to be recorded in earnings. In addition, changes in valuation allowance related to acquired deferred tax assets and acquired income tax positions are to be recognized in earnings.

z.          Warranty costs:

The Company generally provides three months software and a one-year hardware warranty for all of its products. A provision is recorded for estimated warranty costs at the time revenues are recognized based on the Company's experience. Warranty expenses for the years ended December 31, 2018, 2017 and 2016 were immaterial.

aa.        Recently Issued Accounting Pronouncements:

On January 1, 2018, the Company adopted ASC Topic 606-10 using the modified retrospective method and applied the standard to those contracts which were not completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented under Topic 606-10, while prior period amounts are not adjusted and continue to be reported in accordance with the historic accounting under Topic 605. The Group recognized the cumulative effect of initially adopting Topic 606-10 as an adjustment to the opening balance of retained earnings as of January 1, 2018. The Group has identified and implemented changes to its accounting processes and controls to support the new revenue recognition and disclosure requirements. In connection with adopting Topic 606-10, the Company recorded a cumulative-effect adjustment to retained earnings of $712 on January 1, 2018. This adjustment relates to the way the Company accounts for term-based license agreements. Under ASC 605 the Company recognized both the term license and maintenance revenues ratably over the contract period whereas under the new revenue standard the Company recognizes term license revenues at the point in time when control transfers and the associated maintenance revenues over the contract period.

In January 2016, the FASB issued a new standard to amend certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most prominent among the amendments is the requirement for changes in the fair value of our equity investments, with certain exceptions, to be recognized through net income rather than accumulated other comprehensive income (loss). ASU 2016-01 is effective for annual reporting periods, and interim periods within those years beginning after December 15, 2017. This new guidance doesn’t have a material impact on the Company’s Consolidated Financial Statements.

In February 2016, the FASB issued ASU 2016-02, “Leases”, on the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e., lessees and lessors). ASC 842 supersedes the previous leases standard, ASC 840, "Leases". The new standard requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight-line basis over the term of the lease, respectively. A lessee is also required to record a right-of-use ("ROU") asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. The company may elect, as a practical expedient, to account for leases with a term of 12 months or less in a manner similar to the accounting under existing guidance for operating leases today. In July 2018, the FASB issued amendments in ASU 2018-11, which provide another transition method in addition to the existing transition method, by allowing entities to initially apply the new leases standard at the adoption date and recognize a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption, and to not apply the new guidance in the comparative periods they present in the financial statements. The guidance is effective for the interim and annual periods beginning on or after December 15, 2018, and the Company has elected to apply the standard retrospectively at the beginning of the period of adoption through a cumulative-effect adjustment. To adopt this new standard, the Company has implemented changes to its existing systems and processes in conjunction with a review of existing vendor agreements. The Company expects adoption of the standard to have a material impact on its consolidated balance sheets which will result in the recognition of ROU assets and lease liabilities of approximately $6.7 million on January 1, 2019.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASU 2016-13”). The standard changes the methodology for measuring credit losses on financial instruments and the timing of when such losses are recorded. ASU 2016-13 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2019. Early adoption is permitted for fiscal years, and interim periods within those years, beginning after December 15, 2018. The Company is currently evaluating the impact of this standard on its Consolidated Financial Statements.

In November 2016, the FASB issued Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (ASU 2016-18), which requires companies to include amounts generally described as restricted cash and restricted cash equivalents in cash and cash equivalents when reconciling beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. This new guidance doesn't have a material impact on the Company’s Consolidated Financial Statements.

In January 2017, the FASB issued ASU 2017-04, “Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment" ("ASU 2017-04"). ASU 2017-04 eliminates the requirement to measure the implied fair value of goodwill by assigning the fair value of a reporting unit to all assets and liabilities within that unit (the "Step 2 test") from the goodwill impairment test. Instead, if the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recognized in an amount equal to that excess, limited by the amount of goodwill in that reporting unit. ASU 2017-04 will become effective for the Company beginning January 1, 2020 and must be applied to any annual or interim goodwill impairment assessments after that date. Early adoption is permitted. The Company is currently evaluating the effect that the adoption of ASU 2017-04 will have on its consolidated financial statements.

In May 2017, the FASB issued ASU 2017-09, Stock Compensation – Scope of Modification Accounting, guidance that clarifies that all changes to share-based payment awards are not necessarily accounted for as a modification. Under the new guidance, modification accounting is required only if the fair value, the vesting conditions, or the classification of the award changes as a result of the change in terms or conditions. This guidance is effective prospectively beginning January 1, 2018. This guidance will apply to any future modifications. The Company does not expect this guidance to have a material impact on our consolidated financial statements.

In August 2017, the FASB issued ASU No. 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. The objectives of this ASU are to improve the financial reporting of hedging relationships to better portray the economic results of an entity's risk management activities in its financial statements and to make certain targeted improvements to simplify the application of the hedge accounting guidance in current GAAP. This ASU is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. The Company is currently evaluating the effect of the adoption of this ASU.

In June 2018, the FASB issued Accounting Standards Update No. 2018-07, "Compensation – Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting" (ASU 2018-07). ASU 2018-07 was issued to simplify several aspects of the accounting for nonemployee share-based payment transactions resulting from expanding the scope of Topic 718, Compensation – Stock Compensation, to include share-based payment transactions for acquiring goods and services from nonemployees. The amendments specify that Topic 718 applies to all share-based payment transactions in which a grantor acquires goods or services to be used or consumed in a grantor’s own operations by issuing share-based payment awards. The Company is currently evaluating the effect of the adoption of ASU 2018-07 on its consolidated financial statements and related disclosures and does not expect it to have a material impact.